UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2014

The Hillshire Brands Company

(Exact name of registrant as specified in charter)

Maryland	1-3344	36-2089049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 South Jefferson Street, Chicago, Illinois 60607

(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 614-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective February 15, 2014, the Board of Directors of The Hillshire Brands Company (the “Company”) approved amendments (the “Amendments”) to the Bylaws of the Company. Following is a summary of the Amendments:

•	Article I, Section 4 has been amended to provide (i) for “householding” of notices of stockholder meetings, as permitted by the Maryland General Corporation Law (“MGCL”) and federal proxy rules, and (ii) that failure to give notice of a meeting to one or more stockholders or any irregularity in such notice will not affect the validity of the meeting or any proceeding taken at the meeting;

•	Article I, Section 10 has been amended to (i) require (a) disclosure by a stockholder giving notice with respect to a nomination or proposal of any substantial interest in the Company (other than an interest arising from ownership of the Company’s securities), (b) disclosure by the stockholder giving such notice of the name and address of any person who contacted or was contacted by such stockholder about such nomination or proposal and (c) if requested, written confirmation that the stockholder continues to intend to bring such nomination or proposal before the meeting, and (ii) clarify the timing of the notice window in the event that the number of directors to be elected is increased prior to the meeting;

•	The quorum requirement for emergency board meetings in Article II, Section 8 has been amended to reduce the threshold from three-quarters of all of the directors to at least forty percent;

•	The scope of indemnification in Article V, Section 1 has been clarified to explicitly provide for indemnification for a director or officer when called as a witness in a proceeding;

•	To conform to a recent change to MGCL Section 2-511(d), the record date provisions in Article IX, Section 4 have been amended to clarify that a meeting of stockholders may be adjourned or postponed to a date not more than 120 days after the original record date, without the need to set a new record date;

•	A new Article XII was added to provide that, unless the Company consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, will be the sole and exclusive forum for certain actions involving the Company or its directors, officers or other employees; and

•	Additional amendments clarify corporate procedures and conform language and style.

The foregoing summary is qualified in its entirety by reference to the Bylaws, as amended and restated and filed as Exhibit 3(b) attached hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 3(b)	Amended and Restated Bylaws, dated February 15, 2014

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 2014

THE HILLSHIRE BRANDS COMPANY

By:	/s/ Kent B. Magill
	Name:	Kent B. Magill
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit 3(b)	Amended and Restated Bylaws, dated February 15, 2014